Welcome ©2016 Huntington Bancshares Incorporated. All rights reserved. (NASDAQ: HBAN) Huntington Bancshares Incorporated Barclays Global Financial Services Conference September 12, 2016 Exhibit 99.1

Disclaimer CAUTION REGARDING FORWARD-LOOKING STATEMENTS This communication contains certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements, which are not historical facts and are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: changes in general economic, political, or industry conditions; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve Board; volatility and disruptions in global capital and credit markets; movements in interest rates; competitive pressures on product pricing and services; success, impact, and timing of our business strategies, including market acceptance of any new products or services implementing our “Fair Play” banking philosophy; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Basel III regulatory capital reforms, as well as those involving the OCC, Federal Reserve, FDIC, and CFPB; the possibility that the anticipated benefits of the merger with FirstMerit Corporation are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where we do business; the possibility that the merger with FirstMerit Corporation may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the merger with FirstMerit Corporation; our ability to complete the integration of FirstMerit Corporation successfully; and other factors that may affect our future results. Additional factors that could cause results to differ materially from those described above can be found in our Annual Report on Form 10-K for the year ended December 31, 2015 and our subsequent Quarterly Reports on Form 10-Q, including for the quarters ended March 31, 2016 and June 30, 2016, each of which is on file with the Securities and Exchange Commission (the “SEC”) and available in the “Investor Relations” section of our website, http://www.huntington.com, under the heading “Publications and Filings” and in other documents we file with the SEC. All forward-looking statements speak only as of the date they are made and are based on information available at that time. We do not assume any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Huntington’s Core Strategy Implemented in 2009 Grow market share and share of wallet Marketing: Expand industry-leading brand promise and delivery – “Category of One” Technology: Focus on Digitization, Omni-channel, Cyber-security Profitable Growth with Low Relative Volatility Customer Experience and Client Advocacy Optimization of Distribution Enhanced Employee Engagement Customer Acquisition and Deepening Multi-channel optimization Micro-market approach leveraging digital investments New branch formats offering self-serve Optimal Customer Relationships (OCR) Deliver “Omni-channel” customer experiences New products & experiences that reflect customer behaviors and needs Risk Management: Maintain Aggregate “Moderate to Low” Risk Profile Improve colleague tools and technology Opportunities for training, development, and advancement Data & Analytics Digital Strategic Investments Disciplined Sales Execution Deliver “Fair Play” products and services Proactively Increase Scale: Continued focus on organic growth and selective, disciplined M&A Focus is on Consumer, Small to Medium Enterprises (including CRE), and Auto

FirstMerit Acquisition: Classic In-market Deal Expense Savings Drive Compelling Economics, while Revenue Enhancement Opportunities Provide Long-Term Upside Strong Cultural and Strategic Fit Complementary businesses with similar sales and credit cultures Pro forma #1 deposit market share in OH, significantly enhanced presence in MI Entrance into attractive Chicago & WI markets – will run markets with commercial focus Compelling Economics Provides opportunity to accelerate achievement of Long-Term financial goals > 300 bp expected improvement in ROTCE > 400 bp expected improvement in Efficiency Ratio On track to achieve 40% cost savings Revenue enhancements provide additional long-term earnings upside opportunity Copyright Nasdaq 2016

Zero-base budgeting by Finance Team allowed for unusual level of granularity during due diligence, then further refined during integration planning Projected cost savings = ~$255MM based on 2016 projected non-interest expense (excluding intangible amortization), expected to grow at ~3% per year Equates to ~40% of stand alone FMER expense base Equates to ~10% of the combined expense base 101 Branch consolidations (30% of FMER branches; 9% of combined branch network post-branch divestitures); all closed at conversion No FMER technology platforms will be retained Significant opportunities to renegotiate third-party contracts Top talent selection process: Virtually all colleagues (from both Huntington and FirstMerit) not continuing with combined organization know their end dates FirstMerit colleagues represent 1 of 12 members of Executive Leadership Team and 10% of ELT direct reports Significant Cost Savings Identified & Achievable Lower Risk Driver of Deal Economics, Accelerating Delivery on Long-Term Financial Goals

Significant Branch Overlap Drives Consolidation Pro Forma #1 Branch Share in Ohio and in Michigan provides immediate and future consolidation opportunities Pro Forma Michigan: # 1 (12%) branch market share #6 (8%) deposit market share 20% of total HBAN deposits Sources: FDIC, SNL Financial Pro Forma Ohio: #1 (13%) branch market share #1 (16%) deposit market share 63% of total HBAN deposits Huntington Legacy Branches FirstMerit Branches Branch Consolidations / Closures / Divestitures 65% within 2.5 miles 39% within 1 mile

High Concentration of Top Market Share MSAs(1) Compact & Stable Footprint Yields Operational Efficiency Source: SNL Financial. FDIC branch information as of June 30, 2015 and is pro forma for all announced acquisitions. (1) Top 20 Banks by Assets, excluding credit card and trust banks. (2) Rank based on percent of company MSAs where the bank holds top 3 market share. (3) HBAN & FMER historical data as of June 30, 2015 and reflects footprint at the time of the FDIC survey.

Opportunity to Expand Fee Income at FirstMerit Revenue Synergies Not Modeled into Deal Economics + Noninterest Income 34% Net Interest Income - FTE 66% 2015 Total Revenues: $3.0 Billion Net Interest Income - FTE 74% Noninterest Income 26% 2015 Total Revenues: $1.0 Billion Noninterest Income 32% Net Interest Income - FTE 68% Pro Forma 2015 Total Revenues: $4.0 Billion Restoring the Noninterest Income contribution to 34% of Total Revenues represents an approximately $100 million revenue opportunity.

Third Party “Clean Room” Process & Findings Category Selected Actions Taken Potential Benefits Retail and Business Banking retention and cross-sell Identified high value and shared customers Created communication strategies in advance of consolidation notices Improve retention in consumer deposits Improve retention in business banking deposits Retail and Business Banking product design and pricing strategies Conducted thorough competitive review of consumer and business banking products Optimized pricing scenario opportunities that will better reflect market positioning of combined institution and our Fair Play Banking strategy Over 31,000 small business and consumer accounts with over $2 Billion in deposits will be mapped to better experience products Consumer lending Analyzed FirstMerit home equity portfolio to identify differences from Huntington and to assess opportunities for upside Potential to double legacy FirstMerit’s home equity production Commercial retention and cross-sell Customer segmentation to identify key areas to target for retention, re-pricing, and cross-sell Developed relationship deepening and retention strategies for each segment Improved retention of high value customers Targeted cross-sell opportunities Independent third-party had access to FirstMerit customer information that Huntington could not access until transaction close; examples include: Customer profitability Customer behavior Customer product penetration

Revenue Enhancements Opportunities

Provide Additional Near-Term and Long-term Upside

OCR Improvement

- Cross-sell opportunities identified across business and consumer client base:
  - — Capital Markets
  - — Treasury Management
  - — Private Banking
  - — Credit Card

SBA Lending Expansion

- Bring HBAN SBA lending expertise to Chicago and WI markets
- More small businesses in Chicago MSA than entire states of OH or MI (1)
- Began recruiting prior to closing; 30 total incremental FTEs

Home Lending Expansion

- Limited FMER home lending presence in Chicago and WI markets
- Annual loan production opportunity of up ~$900 million within two years
- Began recruiting prior to closing; 100 total incremental FTEs

Recreational Finance Expansion

- Annual loan production opportunity of ~$200 million within two years
- Expansion from current 17 state footprint to 26 states
- 18 incremental FTEs

(1) Source: businesses with less than 500 employees, 2013 County Business Patterns, U.S. Census Bureau

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FirstMerit Balance Sheet Tracked with Modeled Expectations From Due Diligence Illustrates Continued Strong Engagement by FirstMerit Colleagues Between Announcement and Closing         % of Assumed Balance Sheet at Close 3/16 4/16 5/16 6/16 7/16 Commercial 96% 96% 96% 96% 97% Total Indirect 94% 96% 97% 99% 101% Consumer 100% 100% 100% 100% 100% Credit Card 97% 97% 97% 96% 97% Total Loans 96% 97% 97% 97% 98%             Consumer Checking 104% 107% 109% 105% 104% Business Checking 107% 103% 102% 104% 106% Savings & Money Market 98% 97% 96% 96% 96% Total Checking, Savings, & Money Market 102% 101% 100% 100% 101% Total Deposits 104% 103% 102% 103% 104%

Re-mixing the Investment Portfolio Taking advantage of market opportunities to improve yield while reducing risk Sold $3.3B of FMER securities at yield of 1.55% and have re-invested $2.1B at yield of 2.12% to date Remainder of purchases projected at yield of 2.00% Balance will be unchanged by end of program, estimated to be December 2016 Fluctuation will occur in the intermediate term No material extension of portfolio duration expected More capital efficient as the portfolio’s risk weighted asset (“RWA”) composition is less than 12% FMER portfolio repositioning lowered its RWA composition from 19% to 12% Book Value   Projected ($MM) Pre-Closing   Sept. 30   Dec. 31 Treasuries 10   10   10 Agency debt 693   693   693 Agency MBS 15,952   15,654   16,402 Other 2,411   1,961   1,961 Total 19,066   18,318   19,066 Balance Difference -   (748)   -

Integration Governance Structure Extensive Board & Senior Management Oversight Reflects Enterprise-wide Focus on Strong Execution Senior Management Integration Governance Group Integration Executive Leadership (Mac McCullough & Paul Heller) Integration Management Office Integration Oversight Special Sub Committee of the Board Board of Directors Business Segment Project Teams Risk Management Project Teams Finance Project Teams Technology & Operations Project Teams Credit Risk & Collections Project Teams Other Support Functions Project Teams Value Realization Colleague Experience Customer Experience

FirstMerit Acquisition Milestones

Effectively Managing Execution Risk is THE Immediate Focus


Due Diligence
Integration Planning
Integration Execution
Due Diligence: Step 1 – Credit
Due Diligence: Step 2 – Financial, Operational, & Strategic
Acquisition Announcement
Credit Ratings Reaffirmed
Integration Teams and Board Oversight Committees finalized
Talent Selection: Step 1 – Organizational Structure & Senior Leadership Team finalized
Shareowner Approvals
Talent Selection: Step 2 – remaining talent decisions finalized
DOJ Approval (Branch Divestiture)
Product and Data Mapping Completed, Conversion Coding began
Federal Reserve and OCC Approvals
Acquisition Closing
Subsidiary Bank Merger Completed
Management & Organizational Changes Implemented
Colleague Onboarding and Training (3Q16)
Standalone Applications and Systems Conversions, ATMs deployed (3Q16 & 4Q16)
Network & Equipment Upgrades, and Permanent Signage Installed (3Q16 & 4Q16)
Branch Divestiture Closing (4Q16)
Mock Branch Conversions (4Q16 & 1Q17)
Branch Conversions & Consolidations (1Q17)
Back Office Consolidations (1Q17)
Final Systems & Applications Conversions (2Q17)

FirstMerit has the potential to transform our efficiency and return profiles. Ensuring a successful integration is our primary focus.

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Focus on delivery of consistent, through the cycle, shareholder returns Driving loan and core deposit growth through execution and a differentiated customer experience Enhancing sales management to improve productivity Data analytics increasing revenue generating product penetration Significant progress in early stages of FirstMerit integration; increased confidence in delivery of cost savings and revenue enhancement opportunities High level of colleague and shareholder alignment Important Messages